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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

         PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



            Date of Report(Date of earliest event reported): September 14, 1998


                              Argonaut Group, Inc.
             (Exact name of Registrant as specified in its charter)



                           Delaware 0-14950 95-4057601
          (State or other jurisdiction of (Commission (I.R.S. Employer incorporation or organization) File Number) Identification No.)


1800 Avenue of the Stars, Suite 1175
Los Angeles, California                                             90067-4213
(Address of principal executive offices)                            (Zip code)




                                         310.553.0561
                       (Registrant's telephone number including area code)



                             Not applicable
             (Former name and former address, if changed since last report)


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Item 5.  Other Events.

On September 14, 1998, the Company received with regret the resignation of outside director, Arthur Rock, 71, from the Company's Board of Directors. Mr. Rock stated he is departing from the Company's Board for personal reasons. The Company thanks Mr. Rock for his 12 years of exemplary service as a director. A successor has not been nominated to fill the vacancy created by Mr. Rock's resignation.





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                                    SIGNATURE

         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned hereunto duly authorized:

                                                     ARGONAUT GROUP INC.


September 22, 1998                             By: /s/ James B Halliday
                                           James B Halliday,  Vice President,
                                                  Secretary and Treasurer